UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2011

BioFuel Energy Corp.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-33530	20-5952523
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

1600 Broadway, Suite 2200 Denver, CO 80202
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (303) 640-6500

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02.    Termination of a Material Definitive Agreement

On June 30, 2011, the Company’s operating subsidiaries, Buffalo Lake Energy, LLC and Pioneer Trail Energy, LLC, terminated their respective Distillers Grains Marketing Agreements with Cargill, Inc.  Pursuant to a Letter Agreement entered into on that date, the subsidiaries also paid Cargill $277,000 in full satisfaction of certain distillers grains marketing commissions that had been deferred pursuant to those certain Omnibus Agreements with Cargill dated July 30, 2009.

Item 9.01.            Financial Statements and Exhibits

(d)           Exhibits

Exhibit No.	Description

10.1	Letter Agreement dated June 30, 2011 between the Company, certain of its subsidiaries, and Cargill, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOFUEL ENERGY CORP.

Date: July 7, 2011	By:	/s/ Scott Pearce
	Name:	Scott H. Pearce
	Title:	President and CEO

Exhibit Index

Exhibit No.	Description

10.1	Letter Agreement dated June 30, 2011 between the Company, certain of its subsidiaries, and Cargill, Inc.